Exhibit 99.1

Connect
Combined

Audited

Financial

Statements
for the

years ended

28 February

2022 and
2021
These combined audited financial statements were prepared by:
BDO South Africa Incorporated

(under supervision of M McGarrigle CA (SA))
These combined financial statements have been audited in compliance with the applicable requirements of

the Companies Act of South Africa

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Index
2
Page
Directors' Responsibilities and Approval

Report of Independent Auditors
3-4
Combined Statements of Financial Position as at 28 February 2022 and 2021
5
Combined Statement of Profit or Loss and Other Comprehensive Income

for the years ended 28 February 2022 and 2021
6
Combined Statement of Changes in Equity for the years ended 28 February 2022 and 2021
7
Combined Statement of Cash Flows for the years ended 28 February 2022 and 2021
8
Background, scope and basis of preparation
10-19
Notes to the Combined Financial Statements for the years ended 28 February

2022 and 2021
20-36

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Directors’ Responsibilities and Approval

The

directors

are

responsible

for

the

preparation

and

fair

presentation

of

the

combined

financial

statements

of

Connect,

comprising

the
Combined

Statements

of

Financial

Position

as

at

28

February

2022

and

2021,

the

Combined

Statement

of

Profit

or

Loss

and

Other
Comprehensive Income,

Combined Statement

of Changes

in Equity,

Combined Statement

of Cash

Flows for

the years

ended 28

February
2022

and

2021,

and

the

notes

to

the

combined

financial

statements

which

include

the

background,

scope

and

basis

of

preparation,

in
accordance with the International

Financial Reporting Standard for

Small and Medium-sized Entities and

reconciled to Generally Accepted
Accounting Policies.
The directors are also responsible

for such internal control as the directors

determine is necessary to enable

the preparation of the combined
financial statements that are free from material misstatement, whether due to fraud or error, and for maintaining adequate accounting records and an effective system of risk management.
The

directors

have

made

an

assessment

of

the

ability

of

Connect

to

continue

as

going

concerns

and

have

no

reason

to

believe

that

the
businesses will not be going concerns in the year ahead.
The auditor is responsible for reporting on whether

the combined financial statements are fairly presented

in accordance with the applicable
financial

reporting framework.
Approval of the combined financial statements
The combined financial statements of Connect, as identified in the first paragraph, were approved by the board of directors on 30 June 2022 and signed by:
/s/ Steven. Heilbron
Steven Heilbron
Authorised Director

Report of Independent Auditors
To the Directors

of Cash Connect Management Solutions Proprietary Limited and K2021477132

Proprietary Limited
Opinion
We

have

audited

the

combined

financial

statements

of

Cash

Connect

Management

Solutions

Proprietary

Limited

and

K2021477132
Proprietary Limited (together

“Connect”), which comprise

the combined statements

of financial position

as of 28 February

2022 and 2021,
and

the

related

combined

statements

of

profit

or

loss

and

other

comprehensive

income,

combined

statements

of

changes

in

equity

and
combined statements of cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”).
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Connect at 28

February
2022

and

2021,

and

the

results

of

its

operations

and

its

cash

flows

for

the

years

then

ended

in

accordance

with

International

Financial
Reporting Standards

for Small

and Medium-sized

Entities (“IFRS

for SMEs”)

as issued

by the

International Accounting

Standards Board
(IASB).
Basis for Opinion
We

conducted

our

audits

in

accordance

with

auditing

standards

generally

accepted

in

the

United

States

of

America

(GAAS).

Our
responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section
of our

report. We

are required

to be

independent of

Connect and

to meet

our other

ethical responsibilities

in accordance

with the

relevant
ethical requirements

relating to

our audits.

We

believe that

the audit

evidence we

have obtained

is sufficient

and appropriate

to provide

a
basis for our audit opinion.
US GAAP Reconciliation
IFRS for

SMEs vary

in certain

respects from

accounting principles

generally accepted

in the

United States

of America.

In Note

27 to

the
combined financial statements is a reconciliation from IFRS for SMEs to US GAAP.

Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Financial Statements
Management is responsible

for the preparation

and fair presentation of

the financial statements in

accordance with IFRS

for SMEs, and

for
the design, implementation, and maintenance

of internal control relevant to the

preparation and fair presentation of financial

statements that
are free of material misstatement, whether due to fraud or error.
In preparing the financial statements, management is

required to evaluate whether there are

conditions or events, considered in the aggregate,
that raise substantial doubt about Connect’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are

to obtain reasonable

assurance about whether

the financial statements

as a

whole are free

of material misstatement,

whether
due to fraud or

error, and to

issue an auditor’s

report that includes our

opinion. Reasonable assurance

is a high level

of assurance but is

not
absolute

assurance

and

therefore

is

not

a

guarantee

that

an

audit

conducted

in

accordance

with

GAAS

will

always

detect

a

material
misstatement when it exists. The risk

of not detecting a material misstatement

resulting from fraud is higher than for

one resulting from error,
as fraud

may

involve

collusion,

forgery,

intentional

omissions,

misrepresentations,

or

the override

of internal

control.

Misstatements

are
considered material

if there

is a substantial

likelihood that,

individually or

in the

aggregate, they

would influence

the judgment

made by a
reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
●
Exercise professional judgment and maintain professional skepticism throughout the audit.
●
Identify

and assess

the risks

of material

misstatement of

the financial

statements, whether

due

to fraud

or error,

and design

and
perform

audit procedures

responsive

to

those

risks.

Such

procedures

include

examining,

on

a

test

basis,

evidence

regarding

the
amounts and disclosures in the financial statements.

●
Obtain

an

understanding

of

internal

control

relevant

to

the

audit

in

order

to

design

audit

procedures

that

are

appropriate

in

the
circumstances, but not for the purpose of expressing an opinion on the effectiveness of Connect’s

internal control. Accordingly,

no
such opinion is expressed.
●
Evaluate

the

appropriateness

of

accounting

policies

used

and

the

reasonableness

of

significant

accounting

estimates

made

by
management, as well as evaluate the overall presentation of the financial statements.
●
Conclude whether,

in our judgment,

there are conditions

or events,

considered in

the aggregate,

that raise

substantial doubt

about
Connect’s ability to continue

as a going concern for a reasonable period of time.
We

are required to

communicate with those

charged with governance

regarding, among other

matters, the planned

scope and timing

of the
audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young

Incorporated
Johannesburg, South Africa
30 June 2022

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021

Combined Statements of Financial Position as at 28 February 2022

and 2021
Figures in Rand Note(s) 2022 2021
Assets
Non-current assets
Property, plant and equipment 2 294,543,366 269,354,718
Goodwill 3 328,327,404 369,476,330
Intangible assets 4 385,943,323 434,125,523
Investments in associates 5 1,169,157 1,006,129
Loans to shareholders 6 784,073 844,046
Deferred tax 7 13,537,492 8,649,749
1,024,304,815 1,083,456,495
Current assets
Inventories 8 175,452,924 166,868,090
Current tax receivable 21 6,241,191 1,454,847
Trade and other receivables 9 339,314,594 222,965,461
Cash and cash equivalents 10 580,302,053 490,922,551
1,101,310,762 882,210,949
Total

assets
2,125,615,577 1,965,667,444
Equity and liabilities
Equity attributable to equity holders of parent
Foreign currency translation reserve (515,614) (130,282)
Other invested equity 464,170,919 377,482,093
Total invested equity

attributable to Parent entities
463,655,305 377,351,811
Non-controlling interest 2,789,069 3,271,904
Total

equity
466,444,374 380,623,715
Non-current liabilities
Loans from financial institutions 11 413,478,065 735,907,015
Finance lease obligation 12 - 10,994
Deferred tax 7 90,089,089 104,697,320
503,567,154 840,615,329
Current liabilities
Loans from financial institutions 11 536,189,657 171,876,266
Current tax payable 21 9,472,370 5,641,771
Finance lease obligation 12 - 222,700
Trade and other payables 13 609,941,944 566,682,298
Bank overdraft 10 78 5,365
1,155,604,049 744,428,400
Total

liabilities
1,659,171,203 1,585,043,729
Total

equity and liabilities
2,125,615,577 1,965,667,444

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021

Combined Statement of Profit

or Loss and Other

Comprehensive Income for the

years ended
28 February 2022 and 2021
Figures in Rand Note(s) 2022 2021
Revenue 14 5,151,666,378 4,234,613,920
Cost of sales (4,582,035,806) (3,819,036,705)
Gross profit 569,630,572 415,577,215
Other income 15 53,006,700 49,317,766
Operating expenses (422,443,964) (334,979,310)
Operating profit 16 200,193,308 129,915,671
Finance income 17 4,702,641 2,619,368
Finance expense 18 (75,422,555) (72,034,566)
Profit before taxation 129,473,394 60,500,473
Taxation 19 (46,593,037) (26,393,762)
Profit for the year 82,880,357 34,106,711
Other comprehensive income (385,332) (130,282)
Total

comprehensive income for the year
82,495,025 33,976,429
Total

comprehensive income attributable to:
Owners of the parent 80,829,962 34,523,163
Non-controlling interest 1,665,063 (546,734)
82,495,025 33,976,429
Profit/(loss) attributable to:
Owners of the parent 81,215,294 34,653,445
Non-controlling interest 1,665,063 (546,734)
82,880,357 34,106,711

Combined Statement of Changes in Equity for the years ended 28 February

2022 and 2021
Figures in Rand
Foreign currency
translation
reserve
Other invested
equity
Total invested
equity
attributable to
Parent entities
Non- controlling
interest Total equity
Balance at 01 March 2020 - 343,127,530 343,127,530 3,818,638 346,946,168
Profit for the year - 34,653,445 34,653,445 (546,734) 34,106,711
Other comprehensive income (130,282) - (130,282) - (130,282)
Total comprehensive income for the year (130,282) 34,653,445 34,523,163 (546,734) 33,976,429
Contribution from parent - 13,200,000 13,200,000 - 13,200,000
Repayment of equity loan - (13,280,000) (13,280,000) - (13,280,000)
Net other distributions to Parent entities - (218,882) (218,882) - (218,882)
Balance at 01 March 2021 (130,282) 377,482,093 377,351,811 3,271,904 380,623,715
Profit for the year - 81,215,294 81,215,294 1,665,063 82,880,357
Other comprehensive income (385,332) - (385,332) - (385,332)
Total comprehensive income for the year (385,332) 81,215,294 80,829,962 1,665,063 82,495,025
Contribution from parent - 7,022,797 7,022,797 - 7,022,797
Transactions with non-controlling interests - (1,375,737) (1,375,737) (2,147,898) (3,523,635)
Net other distributions to Parent entities - (173,528) (173,528) - (173,528)
Balance at 28 February 2022 (515,614) 464,170,919 463,655,305 2,789,069 466,444,374

Combined Statement of Cash Flows for the years ended 28 February 2022 and

2021
Figures in Rand Note(s) 2022 2021
Cash flows from operating activities
Cash generated from operations 20 300,024,440 326,979,481
Interest received 4,702,641 2,619,368
Interest paid (75,422,555) (71,838,449)
Tax paid 21 (66,948,756) (45,101,029)
Net cash inflow from operating activities 162,355,770 212,659,371
Cash flows from investing activities
Purchase of property,

plant and equipment
2 (136,445,016) (114,761,280)
Proceeds from sale of property,

plant and equipment
2 18,810,810 14,188,792
Purchase of intangible assets 4 (210,100) (606,204)
Net cash outflow from investing activities (117,844,306) (101,178,692)
Cash flows from financing activities
Contribution from parent entities 7,022,797 13,200,000
Acquisition of minority interest (3,523,635) -
Proceeds from loans from financial institutions 41,884,442 79,840,862
Repayment of loans from related parties (103,057) (35,762,514)
Repayment of finance lease obligations (233,694) (524,287)
Distribution to parent entities (173,528) (218,882)
Repayment of shareholder loan - (13,280,000)
Net cash inflow from financing activities 44,873,325 43,255,179
Total

cash and cash equivalents movement for the year
89,384,789 154,735,858
Cash and cash equivalents at the beginning of the year 490,917,186 336,181,328
Total

cash and cash equivalents at end of the year
10 580,301,975 490,917,186

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

Background and scope
On 14

April 2022,

Lesaka Technologies,

Inc.

(“Lesaka”),

formerly

known as

Net 1

UEPS Technologies,

Inc.,

through its

wholly

owned
subsidiary

Net1

Applied

Technologies

South

Africa

Proprietary

Limited

(“Net1

SA”)

acquired

(the

“Acquisition”)

all of

the

issued

and
outstanding ordinary shares of Ovobix

(RF) Proprietary Limited (“Ovobix”)

and Luxanio 227 Proprietary Limited (“Luxanio”)

and 14.14%
of Cash

Connect Management

Solutions Proprietary

Limited (“CCMS”)

and K2021477132

(South Africa)

Proprietary Limited

(“K2021”)
and together with Ovobix, Luxanio and CCMS (the “Target

Companies”). Each of Ovobix and Luxanio own 69.05% and 16.81%

of CCMS
and K2021, respectively,

and combined with the 14.14% referred to previously,

Lesaka effectively owns 100% of CCMS and K2021.
The transaction consideration of ZAR3.8 billion was funded through existing cash resources of ZAR2.1 billion, upsized net

debt facilities of
ZAR1.4 billion

and deferred

equity consideration

of ZAR350.0

million. The

deferred equity

consideration represents

3,185,079

shares of
Lesaka’s

common stock which

are to be

issued ratably (or

1,061,693 per year)

on the first,

second and third

anniversaries of the

closing to
the Sellers of the Target

Companies.
Lesaka determined

that the

operations of

CCMS and

K2021 and

their respective

subsidiaries (together

“Connect”) constitute

the business
acquired.

Such

businesses

were

under

the

common

control

of

Ovobix.

The

entities

that

form

Connect

for

the

purposes

of

the

combined
financial

statements

historically

did

not

prepare

separate

consolidated

financial

statements.

The

Connect

financial

statements

therefore
represent

a

combination

of

the

consolidated

financial

statements

of

CCMS

and

the

consolidated

financial

information

of

K2021

(which
includes K2020 Connect Proprietary Limited ("K2020")

in respect of the years ended 28 February 2022 and 2021)

which are the businesses
which are the subject of the Acquisition.
Connect offers a specialist retail cash management solutions to its customers and its activities include the development and manufacturing of
cash acceptance, cash management and

related products for use

in cash intensive retail environments,

unsecured lending to the

retail industry,
merchant card payment solutions and enabling merchants to vend a range of value added services (VAS),

through a prepaid eWall

et.
The combined financial statements were authorized for issue by the company’s board of directors on 30 June 2022.
1.
Basis of preparation
The purpose of these combined financial statements is to meet the reporting requirements of Rule 8-04 of Regulation S-X (“Rule 8-04”).
The combined

financial statements

of Connect

have been

prepared in

accordance

with the

International Financial

Reporting Standard

for
Small

and

Medium-sized

Entities

(“IFRS

for

SMEs”)

and

interpretations

of

those

standards

as

issued

by

the

International

Accounting
Standards Board (IASB) and reconciled

to Generally Accepted Accounting Policies in

the United States (“U.S. GAAP”) in order

to comply
with Rule

8-04. The

combined financial

statements of

Connect were

derived from

the consolidated

financial statements

of CCMS

and the
consolidated financial information of K2021 (which included K2020 in respect of both years ended 28 February

2022 and 28 February 2021)
for the years

ended 28 February

2022 and 28

February 2021, which

were prepared in

accordance with IFRS

for SMEs. The

combined financial
statements have

been prepared

for the

purpose of

presenting the

financial position,

and results

of operations

of Connect

on a

stand-alone
basis.
As IFRS for SMEs does not provide specific guidance for the preparation of combined financial statements, consideration has been given to
the principles outlined in Section 10 Accounting Policies, Estimated and Errors

(“Section 10”). Section 10 requires consideration of the most recent

pronouncements

of

other

standard-setting

bodies,

other

financial

reporting

requirements

and

recognised

industry

practices

in

the
preparation of the combined financial statements as detailed below.
The accounting policies applied in the combined financial

statements are consistent with those applied by

CCMS in its consolidated financial
statements, and K2021 in its consolidated financial information. The combined financial statements are:
●
Presented in South African Rand (ZAR).
●
Prepared using the historic cost convention, except for certain financial instruments measured at fair value.
●
Prepared on the going concern basis. and,
●
Prepared as at and for the years ended 28 February 2022 and 28 February 2021.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

As Connect

does not

constitute a

Group as

defined by

Section 9

Consolidated and

Separate Financial

Statements, the

combined financial
statements are not consolidated financial

statements and do

not comply with

the requirements

of Section

9.

However,

the

combined

financial
statements

have

been

prepared

on

a

combined

basis

by

applying

the

consolidation principles of Section 9, since the entities comprising
Connect were under common control.
The combined financial statements comprise all revenues, costs, assets and liabilities directly attributable to Connect.
In preparing the combined

financial statements, Section 35

Transition to the

IFRS for SMEs has been

applied at the 1 April

2020 transition
date. The combined financial statements have

been prepared by applying accounting policies

consistent with IFRS for SMEs effe

ctive at 28
February 2022 and

have not elected

to apply any

of the exemptions.

Since Connect has

not previously prepared

financial statements, it

has
not presented a reconciliation of its income statement, financial position or cash flows to previous generally accepted accounting principles.
Limitations inherent to combined financial statements
As

the

combined

financial

statements

of

Connect

have

been

prepared

on

a

combined

basis it

may

not

be

indicative

of

Connect’s

future
performance

and what

its combined

results of

operations, financial

position and

cash flows

would

have been,

had Connect

operated

as a
separate reporting entity for the periods presented.
The following principles and assumptions have been applied:
Equity
●
As Connect did not

historically constitute a combined legal

group there is no

issued share capital.

Earnings Per Share

was not presented
as this is not possible given the combined entity is not a legal entity.
●
As

a

result

of

combining

CCMS

consolidated

financial

statements

and

K2021

consolidated

financial

information

there

is

no
consolidating

parent

entity,

so

the

contribution

to

Connect

from

its

shareholders

is

recognised

at

the

carrying

value

of

the

net

assets
contributed to the acquired business at

the earliest comparative period presented. This contribution represents the aggregated combined share capital and retained earnings

of the entities included

in the combined historical

financial information of Connect

at the earliest comparative
period presented.

The opening balance

and movements in

aggregated combined

share capital and

retained earnings of

the entities included
in the

combined historical

financial information

of Connect

has been

described as

“Total

invested equity

attributable to

Parent entities”

in
the combined statement of changes in equity of Connect.
●
No other

reserves have

been presented

as there are

no categories in

equity that will

be recycled to

profit or loss

in the
future, with the exception of the foreign currency translation reserve.
Goodwill and intangible assets
Goodwill

and

intangible

assets

that

arose

on

the

acquisition

of

the

entities

by

CCMS

have

been

recognised

in

the

combined

financial
statements. During

the reporting

periods presented,

goodwill was

already tested

for impairment

at a

Cash- generating

unit (“CGU”)

level.
IFRS for SMEs requires assets to be grouped at the lowest level for which identifiable cash flows are largely independent of cash flows from
other assets and liabilities. Because cash flows are identified at this level, there are no changes in the asset groups in Connect.
Allocation of central costs
No additional central costs were required to be allocated to Connect as no additional outside costs were incurred outside the acquired group.
Taxation
The entities that

comprise Connect have historically

filed separate tax returns

in South Africa. All

entities will continue to

file separate tax
returns. The income

taxes have been

accounted for using

the separate tax return

method by aggregating

the tax positions of

the individual
entities of Connect.
Deferred taxation has already been calculated by comparing the assets and liabilities in the consolidated financial statements of CCMS and the consolidated financial information of K2021.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

Intercompany
Transactions and balances with Ovobix and Luxanio have been disclosed as related party transactions and balances in the

combined financial
statements. All intergroup transactions and balances between the entities comprising Connect are eliminated.
Connect’s key management personnel are deemed to

be the non-executive directors of

Connect and those individuals, including

the executive
directors in Connect, whose remuneration is determined by Connect's

Remuneration Committee.
Subsequent events
Subsequent events have been considered from 28 February 2022 up to the date that the combined financial statements were authorized for
issuance. Refer to note 25.
Significant accounting policies
1.1
Property, plant

and equipment
Recognition and measurement
Property, plant and equipment are measured

at cost, less accumulated depreciation and impairment losses.
If significant parts

of an item

of property,

plant and equipment

have different

useful lives then

they are accounted

for as a

separate item of
property, plant and

equipment.
Any gain or loss on disposal of an item of property, plant and equipment is recognised in profit or loss.
Subsequent costs
Subsequent

expenditure

is

capitalised

only

if

it

is

probable

that

the

future

economic

benefits

associated

with

the expenditure will
flow to the company. All other

costs are recognised in profit or loss as an expense as incurred.
Depreciation
Depreciation

is calculated

to write

off

the cost

of items

of property,

plant and

equipment less

their residual

values using

the straight

line
method over

their estimated

useful lives, and

is generally

recognised in

profit or loss.

Leased assets are

depreciated over

the shorter

of the
lease term and their useful lives unless it is reasonably certain that the company will obtain ownership by the end of the lease term.
The estimated useful lives for the current and comparative years are as follows:
Item Useful life
Plant and machinery, including

POS Terminals
2 - 6 years
Furniture and fixtures 3 years
Motor vehicles 3 - 5 years
Computer equipment 3 years
Leasehold improvements 5 years; or the initial lease period
Safe assets 8 years
Residual values, depreciation methods and useful lives of all assets are reviewed and adjusted if appropriate.
Property,

plant and equipment

are derecognised upon

disposal or when

no future economic

benefits are expected

to flow to the

group from
either their use or disposal. Gains or losses on derecognition of an item of property, plant and equipment are determined by the comparing of the proceeds from disposal, if applicable, with the carrying amount of the item and are recognised directly in profit or loss.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

Property, plant and equipment are

assessed for impairment as non-financial assets as per note 1.9.
1.2
Business combinations and goodwill
Connect accounts for

business combinations using

the purchase method

when control is

transferred. The consideration

transferred is generally
measured at fair

value at the

date of acquisition, as

are the identifiable net

assets acquired. Any goodwill

(the excess of

the cost of

the business
combination

over

the

acquirer's

interest

in

the

net

fair

value

of

the

identifiable

assets,

liabilities

and

contingent

liabilities)

that

arises

is
amortised

and

tested

annually

for

impairment.

Any

excess

over

the

cost

of

the

company's

interest

in

the

net

fair

value

of

the

acquirer's
identifiable assets,

liabilities and

contingent liabilities

is recognised

in profit

or loss immediately.

Transaction

costs directly

attributable to
the business combination are capitalised to the cost of the acquisition.
The

consideration

transferred

does

not

include

amounts

related

to

settlement

of

pre-existing

relationships.

Such

amounts

are

generally
recognised in profit or loss.
Goodwill
Goodwill arising

on an acquisition

of a business

combination is carried

at cost as

established at

the date of

acquisition of

the business less
accumulated impairment losses and amortisation. Goodwill is amortised over ten years.
Goodwill is assessed for impairment as a non-financial asset as per note 1.9.
Non-controlling

interest

in

the

acquiree

is

measured

at

the

non-controlling

interest’s

proportionate

share

of

the

acquiree’s

recognised
identifiable net assets.
1.3
Intangible assets
Intangible

assets

are

measured

at

cost

less

accumulated

amortisation

and

accumulated

impairment

losses.

Research

and

development
expenditure is recognised in profit or loss when incurred unless they form part of the cost of another asset that meets the recognition criteria.
Subsequent expenditure is capitalised only when it increases the future economic benefits embodied in the specific asset to which it relates.
Other intangible assets, including

computer software and intellectual

property that are acquired

by the company and have

finite useful lives
are measured at

cost less accumulated amortisation

and any accumulated impairment

losses. For intangible assets

with infinite useful

lives,
they are amortised over 10 years.
Amortisation

is

calculated

on

the

cost

of

intangible

assets

less

their

estimated

residual

values

using

the

straight

line

method

over

their
estimated useful lives, and is recognised in profit or loss.
The amortisation

methods, useful

lives and residual

values are reviewed

at each reporting

date and adjusted

appropriately.

Residual values
of intangibles is zero unless there is an active market or a commitment by a third party to acquire at the end of useful life.
Intangible assets are assessed for impairment as non-financial assets as per note 1.9.
Intangible assets are derecognised upon disposal or when no future economic benefits are expected to flow to the company from

either their
use or disposal.

Gains or losses

on derecognition of an

intangible asset are

determined by comparing the

proceeds from disposal,

if applicable,
with the carrying amount of the intangible asset and are recognised directly in profit

or loss.
The estimated useful lives for the current and comparative years:
Item Useful life
Computer software 2 – 3 years
Intellectual property 5 – 10 years
Integrated trading platform 10 years

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

1.4
Investments in associates
Connect uses the equity method to account for investments in companies when it has significant influence but not control

over the operations
of the company.

Under the equity

method, the Company

initially records the

investment at cost

and thereafter adjusts

the carrying value

of
the investment to recognize the proportional share of the equity-accounted company’s net income or loss.
1.5
Financial instruments
An entity recognises

a financial asset

or financial liability

only when the

entity becomes a

party to the

contractual provisions of

the instrument.
On initial recognition,

financial instruments are

measured at their

transaction price, unless

the arrangement constitutes

a financing transaction.
Subsequently they are measured as detailed below.
Financial assets
Connect initially recognises financial assets on the date when they originated. Such assets consist of cash, a contractual right to receive cash
or another financial asset or a contractual right to exchange financial instruments with another entity on potentially favourable terms.
Connect classifies its

financial assets

as loans and

receivables which

comprise of:

trade and other

receivables including

amounts owing

by
related parties and loans to customers and cash and cash equivalents.
Trade and other receivables

including amounts owing by related parties and loans to

customers
Trade and other receivables, including

amounts owing by

related parties and

loans to customers

are financial assets

with fixed or

determinable
payments that are not quoted in an active market. Subsequent to initial recognition trade and other receivables and amounts owing by related parties are

measured at

amortised cost

using the

effective interest

method, less

any impairment

loss. Appropriate

allowances for

estimated
irrecoverable amounts are recognised in profit or loss where there is objective evidence that the asset is impaired.
Cash and cash equivalents including bank overdrafts
Cash and cash equivalents including bank overdrafts are measured at amortised cost. Cash and cash equivalents comprises of cash balances,
bank overdrafts and cash on hand.
For the

purpose of

the cash

flow statement,

cash and cash

equivalents comprise

cash at bank,

bank overdrafts

and cash on

hand which

are
available for use by Connect unless otherwise stated.
Impairment of financial assets
A financial asset is assessed at each reporting

date to determine whether there is any objective evidence

that it is impaired. A financial asset
is considered to be impaired if objective evidence indicates that one or more loss events have occurred and have had a negative effect on the estimated future cash flows of that asset.
Objective evidence

that financial assets

are impaired

can include default

or delinquency

by a debtor,

restructuring of an

amount due

to the
Company on terms that the company would not consider otherwise and indications that a debtor or issuer will enter bankruptcy.
Impairment losses

are recognised

in profit

or loss and

reflected in

an allowance

account against

receivables. When

the company

considers
that there are no realistic prospects of recovery of the asset, the relevant amounts are written off.

If the amount of the actual impairment loss
subsequently causes the amount of the initial impairment loss provided for to decrease and the decrease can

be related objectively to an event
occurring after the impairment was recognised, then the previously recognised impairment loss is reversed through profit or loss.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

Financial liabilities
Connect initially recognises

financial liabilities at

the transaction price

when the entity becomes

a party to the

contractual provisions of

the
instrument.
Financial liabilities are derecognised if Connect’s obligations specified in the contract are discharged, cancelled or expire.
Interest-bearing bank loans and other financial liabilities
Interest-bearing

bank

loans

and

other

financial

liabilities

are

initially

measured

at

transaction

price,

and

are

subsequently

measured

at
amortised cost, using the effective interest rate method. Interest on bank and other financial liabilities is recognised in profit or loss.
Trade and other payables, including amounts owing

to related parties and loans from shareholders
Subsequent

to

initial

recognition,

trade

and

other

payables,

amounts

owing

to

related

parties

and

loans

to

shareholders

are

measured

at
amortised cost using the effective interest method.
1.6
Taxation
Income tax
Income tax comprises of

current and deferred tax.

It is recognised

in profit or

loss except to the

extent that it

relates to a business

combination,
or items recognised directly

in equity or in

other comprehensive income,

in which case it is recognised

in equity or in other

comprehensive
income respectively.
Current taxation
Current

tax comprises

the expected

tax payable

or receivable

on the

taxable income

or loss

for

the year

and any

adjustments to

the tax
payable or receivable in

respect of previous

years. It is

measured using tax rates

enacted or substantively enacted

at the reporting

date. Current
tax also includes any tax arising from dividends.
Current tax

assets and

liabilities are

offset only

if there

is a legally

enforceable right

to set off

the amounts

and the entity

can demonstrate
without undue cost or effort that it plans either to settle on a net basis or to realise the asset and settle the liability simultaneously.
Deferred taxation
Deferred

taxation

is

recognised

in

respect

of

temporary

differences

between

the

carrying

amounts

of

assets

and

liabilities

for

financial
reporting purposes and their taxation bases.
Deferred

tax

assets

are

recognised

for

unused

tax

losses,

unused

tax

credits

and

deductible

temporary

differences

to

the

extent

that

it

is
probable that future taxable profits

will be available against which

they can be used. Deferred

tax assets are reviewed at each

reporting period
date and are reduced to the extent that it is no longer probable that the related tax benefit will be realised; such reductions are reversed when
the probability of future taxable profits improves.
Unrecognised deferred

tax assets are

reassessed at

each reporting

date and

recognised to

the extent

that it has

become probable

that future
taxable profits will be available against which they can be used.
Deferred tax is measured

at the tax rates that are

expected to be applied

to temporary differences when

they reverse, using tax rates

enacted
or substantively enacted at the reporting date.
A deferred tax liability is recognised for all taxable temporary differences.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

1.7
Leases
Assets held

by Connect

under leases

that transfer

to the

company substantially

all of

the risks

and rewards

of ownership

are classified

as
finance leases.

Leases of

assets under

which all

the risks

and benefits

of ownership

are effectively

retained by

the lessor

are classified

as
operating leases.
Assets held under other leases are classified as operating leases and are not recognised in Connect’s statement of financial

position.
Finance leases – lessee
Finance leases

are recognised

as assets and

liabilities in the

statement of

financial position

at amounts

equal to

the fair value

of the

leased
property or, if lower, the present

value of the minimum lease payments. The corresponding liability to the lessor is included in the statement of

financial

position

as

a

finance

lease

obligation.

Subsequent

to

initial

recognition,

the

assets

are

accounted

for

in

accordance

with

the
accounting policy applicable to that asset.
The lease payments are apportioned between the finance charge and reduction of the outstanding liability. The finance charge

is allocated to
each period during the lease term so as to produce a constant periodic rate on the remaining

balance of the liability.
Operating leases - lessor
Operating lease income is recognised as an income on a

straight-line basis over the lease term except in cases where another systematic basis
is representative

of the

time pattern

of the

benefit from

the leased

asset, even

if the

receipt of

payments is

not on

that basis,

or where

the
payments are structured to increase in line with expected general inflation.
Initial direct costs incurred in negotiating and arranging operating leases are added to the carrying amount of the leased

asset and recognised
as an expense over the lease term on the same basis as the lease income.
Operating leases – lessee
Operating lease payments are recognised as an expense

on a straight-line basis over the lease term except in cases where another systematic
basis is representative

of the time pattern

of the benefit from

the leased asset, even

if the receipt of

payments is not

on that basis, or

where
the payments are structured to increase in line with expected general inflation.
1.8
Inventories
Inventories consists of bulk purchases of VAS

products, consumables and spares used to repair / manufacture safe assets.
Inventories are measured at the lower of cost and net realisable value. The cost of inventories is determined on First in, First out (FIFO) cost principle and includes expenditure incurred in acquiring

the inventories, production or conversion costs and other

costs incurred in bringing
them to their existing location

and condition. In the case

of manufactured inventories and work

in progress, cost includes

an appropriate share
of production overheads on normal operating capacity.
Net

realisable

value

is

the

estimated

selling

price

in

the

ordinary

course

of

business,

less

the

estimated

costs

of

completion

and

selling
expenses.
When inventories are sold, the carrying amounts of those inventories are recognised as an expense in the period in which the related revenue is

recognised.

Obsolete,

redundant

and

slow

moving

inventories

are

identified

on

a

regular

basis.

The

amount

of

any

write-down

of
inventories to net realisable value and all losses of inventories are recognised as an expense in the period the write-down or loss occurs.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

1.9
Impairment
Impairment of non financial assets
The

company’s

non-financial

assets,

other

than

inventories

and

deferred

taxation

assets

are

reviewed

whenever

events

or

changes

in
circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment.
An impairment

test is

performed

on all

goodwill and

intangible assets

not available

for use

whenever events

or changes

in circumstances
indicate that the carrying amount may not be recoverable. If an impairment indicator exists, the asset’s recoverable amount is estimated. For
impairment

testing, assets

are grouped

together into

the smallest

group

of assets

that generates

cash inflows

from continuing

use that

are
largely independent

of the

cash inflows

of other

assets or

CGUs.

Goodwill arising

from a

business combination

is allocated

to CGUs

or
groups of CGUs that are expected to benefit from the synergies of the combination.
The recoverable

amount of

an asset

or CGU

is the

greater of

its fair

value less

cost to

sell and

value in

use. Value

in use

is based

on the
estimated future

cash flows,

discounted to

their present

value using

a pre-tax

discount rate

that reflects

current market

assessments of

the
time value of money and the risks specific to the asset or CGU.
An impairment loss

is recognised if

the carrying amount

of an asset

or CGU exceeds

its recoverable amount.

Impairment losses are

recognised
in profit or loss. They are allocated first to reduce the carrying amount of any goodwill allocated to the CGU,

and then to reduce the carrying
amounts of the other assets in the CGU on a pro rata basis.
An impairment loss in respect

of goodwill is not reversed.

For other assets, an impairment loss is

reversed only to the extent that

the asset’s
carrying amount does not exceed the carrying

amount that would have

been determined, net of depreciation or

amortisation, if no impairment
loss had been recognised.
A reversal of an impairment loss is recognised in profit or loss.
1.10
Employee benefits
Short-term employee benefits
The cost of all short-term employee benefits is recognised during the period in which the employee renders the related service.
The accruals for

employee entitlements to

salaries, performance

bonuses and annual

leave represent the

amounts which the

company has a
present legal or

constructive obligation to pay

as a result

of services provided

by employees to

date. The obligation must

be estimated reliably.
The accruals have been calculated at undiscounted amounts based on current salary rates.
The expected cost of bonus payments is recognised as an expense when there is a legal or constructive obligation to make such payments as
a result of past performance.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

1.11
Revenue
Revenue comprises proceeds from

the sale of goods (prepaid and

other vouchers, sale of zip

zap machines), proceeds from

the rendering of
services, safe rental

income, cash deposit

fee income, cash-in-transit

fee income, treasury

income, management

fee income, transaction

fee
income, installation income and minimum discount charges.
Sale of goods
Revenue from the sale of goods is recognised at the fair value of the consideration received or receivable net of indirect taxation, rebates and trade discounts and

consists primarily of

the sale of prepaid

and other vouchers

and the sale of

zip zap machines.

Revenue from the

sale of
goods are recognised

when a group

entity sells

a product to

the customer, because control

passes to

the customer on

the day

that the transaction
takes place.
For pinned airtime transactions Connect

holds the virtual voucher stock

as inventory bearing the risk of

stock losses on its platforms

until it
is on-sold to merchants and recognises the revenue on a gross basis.
For pinless airtime transactions

no stock is held and

it has therefore been determined

that Connect should be considered

as an agent and

for
transactions related to the sale of pinless airtime revenue is recognised on a net basis.
Rendering of services
Revenue from

the rendering

of services

such as

safe rental

income,

cash deposit

fee income,

cash-in-transit (“CIT”)

fee income,

treasury
income, management fee income, transaction fee income, installation income and minimum discount charges is measured at the fair value of the consideration received or receivable which is, net of trade discounts and volume rebates, and value added tax.
As Connect acts as

principal by taking

primary responsibility for

fulfilling the promise

for the provision

of CIT services

with the customer
and has discretion in establishing the prices by negotiating prices with the customer,

CIT fee income is presented on a gross basis.
For pinless airtime transactions no stock is held and it has therefore been determined that Connect should be considered as an agent and as a
result transactions related to the sale of pinless airtime revenue are recognised on a net basis.
Rental income
Rental income from POS terminals and other devices that are leased to a third party under an operating lease is recognised in the Statement
of Profit or Loss and Other Comprehensive income on a straight-line basis overthe lease term and is included in “revenue”.
Interest income
Interest

income

earned

on

loans

to

customers

is

recognised,

in

profit

or

loss,

using

the

effective

interest

rate

method

and

is

included

in
“revenue”.
1.12
Finance income and costs
Finance income
Finance income

comprises interest

income on

funds invested.

Interest income

is recognised

as it accrues

(taking into

account the

effective
yield on the asset) unless collectability is in doubt.
Finance costs
Financing costs comprise interest expense on borrowings. All borrowing costs are recognised in profit or loss using the effective interest rate method.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Background, scope and basis of preparation

Use of judgements, estimates and assumptions
The preparation of

consolidated and separate financial

statements in conformity

with IFRS for SMEs

requires management to

make certain
judgments,

estimates

and

assumptions

that

affect

the

application

of

policies

and

reported

amounts

of

assets

and

liabilities,

income

and
expenses.

The estimates,

and associated

assumptions,

are based

on historical

experience and

various other

factors that

are believed

to be
reasonable

under

the

circumstances,

the

results

of

which

form

the

basis

of

making

the

judgements

about

carrying

values

of

assets

and
liabilities that are not readily apparent from other sources.

Actual results may differ from these estimates.
The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period
in which the estimate

is revised if the revision affects

only that period, or in the

period of the revision and

future periods if the revision affects
both current and future periods.
In particular,

information about

significant areas of estimation uncertainty and critical judgements in applying accounting policies that have the most significant effect on the amount recognised in

the financial statements are described below:
-
principal vs agent assessments in the recognition of revenue for CIT fee income and airtime vouchers (Note 1.11)
-
useful lives and residual values of property,

plant and equipment (Note 1.1)
-
useful lives and residual values of goodwill (Note 1.2)
-
useful lives and residual value of intangible assets (Note 1.3)
-
financial instruments (Note 1.5)
-
deferred taxation (Note 1.6)
-
impairment (Note 1.9)

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

2.

Property, plant

and equipment
Figures in Rand 2022 2021
Cost
Accumulated
depreciation
and
impairments
Carrying
value Cost
Accumulated
depreciation
and
impairments
Carrying
value
Plant and machinery 67,129,675 (21,447,535) 45,682,140 46,790,972 (11,831,157) 34,959,815
Furniture and fixtures 9,425,283 (6,634,205) 2,791,078 8,454,422 (4,557,411) 3,897,011
Motor vehicles 6,146,593 (3,299,756) 2,846,837 4,515,404 (2,083,666) 2,431,738
Office equipment 340,670 (339,193) 1,477 340,670 (329,965) 10,705
Computer equipment 15,591,304 (9,929,732) 5,661,572 10,219,709 (6,274,359) 3,945,350
Leasehold improvements 6,176,031 (5,416,861) 759,170 5,805,983 (4,049,275) 1,756,708
Safe assets 443,452,658 (206,651,566) 236,801,092 435,208,870 (212,855,479) 222,353,391
Total 548,262,214 (253,718,848) 294,543,366 511,336,030 (241,981,312) 269,354,718
Reconciliation of property,

plant and equipment
- 2022
Figures in Rand
Opening
balance Additions Disposals
Foreign
exchange
movements Depreciation Total
Plant and machinery 34,959,815 40,645,336 (7,042,401) (27,933) (22,852,677) 45,682,140
Furniture and fixtures 3,897,011 519,747 - (4,219) (1,621,461) 2,791,078
Motor vehicles 2,431,738 1,568,776 (12,078) - (1,141,599) 2,846,837
Office equipment 10,705 - - - (9,228) 1,477
Computer equipment 3,945,350 4,361,276 (1,663) (1,700) (2,641,691) 5,661,572
Leasehold improvements 1,756,708 373,116 - (460) (1,370,194) 759,170
Safe assets 222,353,391 88,976,765 (11,754,668) - (62,774,396) 236,801,092
269,354,718 136,445,016 (18,810,810) (34,312) (92,411,246) 294,543,366
Reconciliation of property,

plant and equipment
- 2021
Figures in Rand
Opening
balance Additions Disposals
Foreign
exchange
movements Depreciation Total
Plant and machinery 33,036,778 24,895,754 (3,737,306) (1,164) (19,234,247) 34,959,815
Furniture and fixtures 3,388,285 2,297,660 - (766) (1,788,168) 3,897,011
Motor vehicles 812,556 2,577,104 (8,951) 231 (949,202) 2,431,738
Office equipment 63,940 15,881 (15,881) - (53,235) 10,705
Computer equipment 3,293,024 2,811,745 (53) (9,758) (2,149,608) 3,945,350
Leasehold improvements 2,488,932 417,120 - 3,548 (1,152,892) 1,756,708
Safe assets 209,568,981 81,730,232 (10,402,909) - (58,542,913) 222,353,391
252,652,496 114,745,496 (14,165,100) (7,909) (83,870,265) 269,354,718
Motor vehicles

are pledged

as security

to WesBank

- a

division of

FirstRand Bank

Limited, refer

to note

12 for

the details

relating to

the
Finance lease obligation.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

3.

Goodwill
Figures in Rand 2022 2021
Cost
Accumulated
amortisation
Carrying
value Cost
Accumulated
amortisation
Carrying
value
Goodwill 412,413,448 (84,086,044) 328,327,404 412,509,448 (43,033,118) 369,476,330
Reconciliation of goodwill - 2022
Figures in Rand
Opening
balance Transfers Amortisation Total
Goodwill 369,476,330 (96,000) (41,052,926) 328,327,404
Reconciliation of goodwill - 2021
Figures in Rand
Opening
balance Transfers Amortisation Total
Goodwill 410,677,750 - (41,201,420) 369,476,330
4.

Intangible assets
Figures in Rand 2022 2021
Cost
Accumulated
amortisation
Carrying
value Cost
Accumulated
amortisation
Carrying
value
Computer software 5,254,693 (4,648,970) 605,723 8,098,660 (7,477,937) 620,723
Intellectual property 11,660,731 (11,660,731) - 11,660,731 (11,660,731) -
Integrated trading platform 481,672,000 (96,334,400) 385,337,600 481,672,000 (48,167,200) 433,504,800
Total 498,587,424 (112,644,101) 385,943,323 501,431,391 (67,305,868) 434,125,523
Reconciliation of intangible assets - 2022
Figures in Rand
Opening
balance Additions Amortisation Total
Computer software 620,723 210,100 (225,100) 605,723
Integrated trading platform 433,504,800 - (48,167,200) 385,337,600
434,125,523 210,100 (48,392,300) 385,943,323
Reconciliation of intangible assets - 2021
Figures in Rand
Opening
balance Additions Amortisation Total
Computer software 392,935 606,204 (378,416) 620,723
Integrated trading platform 481,672,000 - (48,167,200) 433,504,800
482,064,935 606,204 (48,545,616) 434,125,523
Amortisation

of computer

software and

the integrated

trading platform

is included

in operating

expenses and

amortisation

of intellectual
property is included in cost of sales.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

5.

Investments in associates
Figures in Rand % Holding % Holding
Carrying
amount
Carrying
amount
Name of company 2022 2021 2022 2021
Sandulela Technology

Proprietary Limited
49.00% 49.00% 1,169,157 1,006,129
6.

Loans to shareholders
Ovobix (RF) Proprietary Limited 784,073 784,073
This loan is unsecured, bears no interest and has no fixed repayment terms.
Leon de Wit - 59,973
This loan is unsecured, bears no interest and has no fixed repayment terms.
784,073 844,046
7.

Deferred tax
Deferred tax liability
Accelerated wear and tear on property plant and equipment and intangible assets
(90,089,089) (104,531,580)
Prepaid expenses - (165,740)
Total

net deferred tax asset
(90,089,089) (104,697,320)
Deferred tax asset
Allowance for doubtful debts 6,783,558 2,985,958
Other accruals 5,969,657 3,359,493
Tax losses available for

set off against future taxable income
784,277 2,304,298
Total

deferred tax asset
13,537,492 8,649,749
Reconciliation of deferred tax asset (liability)
At beginning of the year (96,047,571) (111,609,930)
Increase (decrease) in tax losses available for set off against future taxable income
(1,520,022) 2,304,298
Originating temporary difference on tangible fixed and intangible assets
14,439,900 11,704,034
Allowance for doubtful debts 3,647,403 729,811
Other accruals 2,920,059 664,253
Prepaid expenditure 8,634 159,963
(76,551,597) (96,047,571)
8.

Inventories
Raw materials 42,981,000 42,269,243
Work in progress 1,580,904 1,245,593
Finished goods 313,540 313,540
Prepaid airtime vouchers 78,491,750 74,783,572
Point of sale terminals 14,044,521 17,106,448
Consumables 39,476,275 31,155,532
176,887,990 166,873,928
Inventories (write-downs) (1,435,066) (5,838)
175,452,924 166,868,090

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

9.

Trade and other receivables
Trade receivables (net of allowance for doubtful

debts)
113,620,153 145,694,109
Loans to customers (net of allowance for doubtful debts) 202,221,116 59,255,014
Prepayments 15,642,009 8,635,753
Deposits 708,604 491,391
Customs value added tax receivable 2,678,674 920,357
Other receivables 4,444,038 7,968,837
339,314,594 222,965,461
10.

Cash and cash equivalents
Cash and cash equivalents consist of:
Cash on hand 140,577 116,901
Bank balances 580,161,476 490,805,650
Bank overdraft (78) (5,365)
580,301,975 490,917,186
Current assets 580,302,053 490,922,551
Current liabilities (78) (5,365)
580,301,975 490,917,186
Included in the bank balances are the following:
●
Cash held by Cash

Connect Collateral Holding Trust of ZAR331,656,897

(2021: ZAR308,891,329) which is

ring-fenced in the Special
Purpose Vehicle

for client settlements.
●
Merchant cash held by Main Street 1723 Proprietary Limited in a separate bank account on behalf of its merchants of

ZAR31,183,251
(2021: ZAR9,060,350).

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

11.

Loans from financial institutions
At amortised cost
ABSA Bank Limited
Commercial Asset Facility 51,323,894 39,897,843
The Commercial Asset Facility is an amortising facility,

interest is charged at prime + 1% and is
repayable between 36-48 months depending on the asset financed by the facility. The Commercial
Asset Facility is used to finance POS terminals, safe assets and motor vehicles. The

Commercial
Asset Facility was settled in full on 14 April 2022.
Overdraft 121,039,842 102,300,013
The overdraft is repayable on demand and bears interest at prime. The facility has an unutilised
balance of ZAR3,960,158. The overdraft facility was settled in full on

14 April 2022.
Facility A 167,704,863 223,180,028
Facility A has an outstanding balance of ZAR168,750,001 (2021:

ZAR225,000,001), which
includes capitalised cost incurred to place the facility of ZAR1,045,137. The loan has a 60 month
term and bears interest at JIBAR plus 3.55% per annum. Interest is serviced quarterly,

no repayment
was made for the first 12 months from the date of the first draw down of the facility (28

February
2020) and thereafter the facility will be repaid evenly each quarter over the remaining

48 months.
Facility A was settled in full on 14 April 2022.
Facility B 273,040,279 272,387,039
Facility B has an outstanding balance of ZAR275,000,000 (2021:

ZAR275,000,000), which includes
capitalised cost incurred to place the facility of ZAR1,959,721. The loan has a 60 month term and
bears interest at JIBAR plus 4.05% per annum. Interest is serviced quarterly and the facility shall be
repaid with a single capital payment in full within 60 months from the date of first draw down of the
facility (28 February 2020). Facility

B was settled in full on 14 April 2022.
Facility C 214,865,495 214,730,970
Facility C has an outstanding balance of ZAR215,000,020 (2021:

ZAR215,000,020), which includes
capitalised cost incurred to place the facility of ZAR134,252. The loan has a 36 month term loan
and bears interest at JIBAR plus 3.65% per annum. Interest is serviced quarterly and the facility
shall be repaid with a single capital payment in full within 36 months from the date of first draw
down of the facility (28 February 2020). Facility C was settled in full on 14 April 2022.
FirstRand Bank Limited
Revolving Credit Facility 121,693,349 55,287,388
The revolving credit facility agreement with FirstRand Bank Limited (acting through its Rand
Merchant Bank division) commenced on 15 February 2021. The facility is for an amount of
ZAR150,000,000 which matures on 12 August 2022. The facility has an outstanding balance of
ZAR122,725,905 (2021: ZAR57,233,395), which includes capitalised cost incurred to place the
facility of ZAR1,032,556. Interest is charged at prime plus 1.25%

per annum on the utilised balance.
In addition to the interest a commitment fee of 1.5% per annum is charged on the undrawn available
facility amount.
949,667,722 907,783,281
Non-current liabilities
At amortised cost 413,478,065 735,907,015
Current liabilities
At amortised cost 536,189,657 171,876,266
949,667,722 907,783,281

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

Loans to customers have been pledged as security for the loan received from Rand Merchant Bank. Refer to note 26 for more information on
guarantees provided for the above loans.
12.

Finance lease obligation
Minimium lease payments due
- within one year - 230,349
- in second to fifth year inclusive - 11,086
- 241,435
less: future finance charges - (7,741)
Present value of minimum lease payments - 233,694
Present value of minimum lease payments due
- within one year - 222,700
- in second to fifth year inclusive - 10,994
- 233,694
Non-current liabilities - 10,994
Current liabilities - 222,700
- 233,694
13.

Trade and other payables
Trade payables 193,369,402 203,237,822
Value

added tax payable
19,669,657 16,999,529
Settlement control payable 355,583,018 323,693,181
Accruals 32,862,752 19,415,020
Other payables 8,457,115 3,336,746
609,941,944 566,682,298
Included in Settlement control payable balance are the following:
●
Client settlements owing

in Cash Connect

Collateral Holding Trust of

ZAR329,647,593 (2021: ZAR310,664,337) which

is ring-fenced
in the Special Purpose Vehicle.
●
Merchant settlements owing in Main Street 1723 Proprietary Limited of ZAR25,935,425

(2021: ZAR13,028,844).
14.

Revenue
Sale of airtime vouchers, goods and transaction fees 4,516,676,406 3,708,273,929
Cash deposit fees 192,061,505 160,139,471
Rental income 257,032,285 227,622,176
Interest income 53,448,502 31,301,888
Cash in transit income 100,835,022 81,681,164
Risk fees 16,712,628 11,779,851
Minimum discount charges 948,174 2,233,900
Treasury interest income 13,951,856 11,581,541
5,151,666,378 4,234,613,920

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

15.

Other income
Profit on sale of property,

plant and equipment
323,971 57,141
Profit and loss on exchange differences 5,912 (53,836)
Management fees received from associate 1,176,000 1,873,298
Recoveries 1,366,366 -
Sundry income 1,948,348 7,691,257
Cost recovery income 116,564 10,525,136
Insurance recovery 2,621,200 13,224,417
Recoupments 25,151,130 4,479,421
Installation and maintenance income 18,730,839 11,520,932
Share of profits from associate 1,566,370 -
53,006,700 49,317,766
16.

Operating profit
Operating profit for the year is stated after accounting for the following:
Operating lease charges
Premises (10,135,982) (8,927,413)
Equipment (402,811) (529,792)
(10,538,793) (9,457,205)
Audit fees (2,389,519) (2,961,426)
Profit on exchange differences 174,671 53,836
Amortisation on intangible assets - included in operating expenses (48,392,300) (48,545,616)
Amortisation of goodwill (41,052,926) (41,201,420)
Depreciation on property,

plant and equipment
(92,411,516) (83,870,265)
Employee costs (196,459,489) (166,108,407)
Directors remuneration (included in employee cost) (27,422,148) (26,041,222)
Key management remuneration (excluding directors) (included in employee cost)
(6,769,395) (14,903,409)
17.

Finance income
Interest revenue
Cash balances 4,702,641 2,619,368
4,702,641 2,619,368
18.

Finance expense
Interest Expense
Loans from related parties - 1,115,363
Loans from financial institutions 65,667,839 70,415,874
Overdraft balances 9,703,366 488,568
SARS 51,350 -
Other related parties - 14,761
75,422,555 72,034,566

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

19.

Taxation
Major components of the tax expense
Current
Local income tax - current period 66,557,641 40,993,795
Local income tax - recognised in current tax for prior periods (1,834,947) (369,212)
Foreign income tax or withholding tax - current period 1,236,938 1,380,884
65,959,632 42,005,467
Deferred
Originating and reversing temporary differences (19,366,595) (15,611,705)
46,593,037 26,393,762
Reconciliation of the tax expense
Reconciliation between accounting profit and tax expense.
Accounting profit 129,473,394 60,500,473
Tax at the applicable

tax rate of 28% (2021: 28%)
36,158,209 16,940,127
Tax effect

of adjustments on taxable income
Non deductible expenses 3,971,164 918,489
Non deductible amortisation and impairment 11,777,258 9,096,000
Non-taxable income (3,674,473) (521,923)
Non deductible depreciation of leasehold improvements 124,272 151,591
Non deductible debt raising fees - 129,849
Tax losses carried forward 71,554 48,841
Prior year (under)/over provision (1,834,947) (369,212)
46,593,037 26,393,762
The effective tax rate for Connect for the year is 36% (2021: 44%).
20.

Cash generated from (used in
) operations
Profit/ (loss) before taxation 129,473,394 60,500,473
Adjustments for:
Depreciation on property,

plant and equipment
92,411,516 83,870,266
Interest received (4,702,641) (2,619,368)
Interest paid 75,422,555 71,838,449
Movement in foreign currency reserve (351,290) (130,282)
Amortisation of goodwill 41,052,926 41,201,420
Amortisation of intangible assets 48,392,300 48,545,616
Changes in working capital:
Inventories (8,584,834) (62,643,889)
Trade and other receivables (116,349,133) (41,155,977)
Trade and other payables 43,259,647 127,572,773
300,024,440 326,979,481

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

21.

Tax refunded

/ (paid)
Balance at beginning of the year (4,236,269) (7,331,831)
Current tax for the year recognised in profit or loss (65,959,632) (42,005,467)
Balance at end of the year 3,247,145 4,236,269
(66,948,756) (45,101,029)
22.

Commitments
Operating lease
Minimum lease payments due
- within one year 7,697,015 4,126,681
- in second to fifth year inclusive 6,521,553 4,656,908
14,218,568 8,783,589
The above

commitments relate

to future

commitments for

cash charges

and not

the future accounting

expense calculated

on a straight

-line
basis disclosed in profit or loss.
23.

Related parties
Relationships
Common control company
Ovobix (RF) Proprietary Limited

Associates Refer to note 5
Shareholders with significant influence
Futuregrowth Asset Management Proprietary Limited (acting on behalf of client funds)
Luxanio 227 Proprietary Limited
Members of key management Richard Philips
Steven Heilbron
Neil Davis
Mark Templemore

-Walters
Martin Wright
Ivan Epstein
Pieter Erasmus
Amrishsingh Narrandes
Christopher Meyer
Naeem Kola
Lincoln Mali
Related party balances and transactions with entities with control, joint control or significant influence over Connect
Related party balances
Loan accounts - Owing (to) by related parties
Ovobix (RF) Proprietary Limited 784,073 784,073
Leon de Wit - 59,973
Amounts included in Trade

receivables (Trade

Payables) regarding related parties
Sandulela Technology

Proprietary Limited
6,783,550 (8,520,822)

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021
Figures in Rand

2022

2021

Related party transactions
Management fees (received from)

paid to related parties
Sandulela Technology

Proprietary Limited
(1,176,000) (59,843)
Compensation to directors and other key management
Short-term employee benefits 34,191,543 41,024,666
24.

Going concern
The directors

believe that

Connect has adequate

financial resources

to continue

in operation

for the foreseeable

future and

accordingly the
combined financial statements

have been prepared on

a going concern basis.

The directors are

satisfied that Connect is

in a sound financial
position and that it has access to sufficient borrowing

facilities to meet its foreseeable cash requirements. The directors are not aware of any
new material changes that may adversely impact Connect. The directors are also not aware of any material non-compliance with statutory or regulatory requirements or of any pending changes to legislation which may affect Connect.
25.

Events after the reporting period
Lesaka Technologies,

Inc. transaction
On 14 April 2022,

Lesaka, through its wholly

owned subsidiary Net1 SA

acquired all of the

issued and outstanding ordinary shares

of Ovobix
and Luxanio and

14.14% of CCMS

and K2021

and together with

Ovobix, Luxanio and

CCMS. Each of

Ovobix and Luxanio

own 69.05%
and 16.81%

of CCMS

and K2021,

respectively,

and combined

with the

14.14% referred

to previously,

Lesaka effectively

owns 100%

of
CCMS and K2021.
As

part

of

the

Lesaka

Technologies,

Inc.

transaction,

all

the

facilities

with

ABSA

Limited

were

settled

and

replaced

with

new

facilities
advanced by FirstRand Bank Limited (acting through its Rand Merchant Bank division).
Change in shareholding of Deposit Manager
There was a change

in shareholding in

that Deposit Manager's minority

interests were purchased

from shareholders on

14 April 2022,

thus
making Deposit Manager a wholly-owned subsidiary of CCMS.
The directors are not

aware of any other

significant matter or circumstance

arising since the end

of the financial year

and to the date

of this
report that may materially affect the results of the group for the period reported or their financial position as at year end.
26.

Commitments and guarantees
Guarantees provided to ABSA Limited
On 28 February 2020 CCMS acquired Main Street 1723 Proprietary Limited and its subsidiaries from Main Street 1722 Proprietary

Limited
(part of the

Paycorp Group) (“the

Transaction”). In order

to partly

fund the Transaction,

CCMS raised

funding from ABSA

Limited (“ABSA”)
to the value of ZAR500,000,000 (“Senior Debt”).
In order to facilitate the

security requirement for such Senior Debt

as required by the Finance

Documents, the subsidiaries within the Connect
Group stood as guarantor for the obligations of CCMS to ABSA in terms of the funding arrangements.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021

As security for

such obligations in

favour of ABSA,

CCMS has

agreed to pledge

the shares and

securities held in

the capital of

each of its
subsidiaries and to cede in securitatem debiti of all of its rights, title and interest.
•
all and any

claims of whatsoever nature

and howsoever arising,

whether actual, prospective

or contingent, direct

or indirect, whether a
claim for the

payment of money

(whether in respect

of interest,

principal or otherwise)

or for

the performance of

any other obligation,
including, without

limitation, all rights

to any dividends

and/or distributions made

and/or claims on

account of shareholders

loans
whether on loan account or

otherwise, which CCMS now or

from time to time in the

future has or will have

against each company
that are subsidiaries;
•
all of the shares and securities in the capital

of the company’s subsidiaries,

of which it is or becomes the owner
from time to time or which may be issued or transferred to it, including the following -
➢
all the shares of any class in the share capital of each subsidiary;
➢
all other

securities in

the capital

of each

subsidiary (including

any capitalisation

shares or

bonus shares

issued in

respect of

the
shares referred to above); and
➢
any securities issued in substitution or exchange for the securities in the aforementioned, including all dividends (whether paid
or unpaid), rights to dividends and voting rights in relation to those shares and securities; and
•
in relation to the rights listed above, the

➢
any monies and

proceeds (including

the proceeds of

a disposal or

other realisation) accrued

or receivable in

respect of all

or part
thereof;
➢
all rights and benefits in respect of any agreement for the disposal or other realisation thereof; and
➢
all contracts,

warranties, remedies, security,

indemnities and other undertakings in respect thereof.
Finance Document means:
•
the Common Terms

Agreement
•
the Facility A Agreement
•
the Facility B Agreement
•
the Facility C Agreement
•
the Borrower Cession and Pledge;
•
the Obligor Cession;
•
the Shareholder Cession and Pledge;
•
the Target

Cession and Pledge;
•
the Special Notarial Bond;
•
the Subordination Agreement;
•
the Option Agreement.
Guarantees provided to FirstRand Bank Limited
On 15 February 2021

Connect provided FirstRand

Bank Limited (“FirstRand”)

an unsecured limited

guarantee (“the guarantee”) in

respect
of

the

facility

entered

into

between

Connect

and

FirstRand.

The

guarantee

shall

be

limited

to

a

maximum

aggregate

amount

of
ZAR10,000,000 and will become due and payable should there be any default on any of its payment obligations to FirstRand.
Inventories already contracted for but not provided

for by Main Street 1723 Proprietary Limited
Inventories already contracted for but not provided for 36,055,951 36,702,666
Guarantees provided by Main Street 1723 Proprietary Limited Already contracted for but not
provided for
Syntell 200,000 200,000
Fundamental Holdings 530,716 530,716
City of Cape Town* 2,573,947 2,573,947
*

City

of

Cape

Town

guarantee

of

ZAR2,573,946.76,

Guarantor

for

the

full

amount

is

FirstRand

Bank

Limited.

FirstRand

Bank

is
guaranteeing the sum on behalf of Sandulela Technology Proprietary Limited. The beneficiary of the guaranteed sum would be City of Cape
Town. Main Street 1723 Proprietary Limited ("Main Street 1723") indemnifies FirstRand for the entire guaranteed sum if the sum is released
to City of Cape Town. Nk Mvulana then indemnifies Main Street 1723 in the event that the sum is released in an amount equal to his prorata shareholding at the time, currently 51% of amount released.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021

27.

Reconciliation of certain financial information to US GAAP
These combined

financial statements

have been

prepared in

accordance with

the basis

of preparation

as set

out above

in accordance

with
IFRS for

SMEs which differs

in certain respects

from accounting principles

generally accepted in

the United States

of America

(“US GAAP”).
The tables presented

below provide a

reconciliation of certain

financial information prepared in

accordance with IFRS

for SMEs to

US GAAP
as at and for the years ended 28 February 2022 and 28 February 2021.
Statement of Financial Position as at 28 February 2022
IFRS for SMEs US GAAP
Figures in Rand Note 2022 Adjustments 2022
Assets
Non-current assets
Property, plant and equipment 294,543,366 - 294,543,366
Operating lease right-of-use (b) - 11,601,815 11,601,815
Goodwill (a) 328,327,404 84,086,044 412,413,448
Intangible assets 385,943,323 - 385,943,323
Investments in associates 1,169,157 - 1,169,157
Loans to shareholders 784,073 - 784,073
Deferred tax 13,537,492 - 13,537,492
1,024,304,815 95,687,859 1,119,992,674
Current assets
Inventories 175,452,924 - 175,452,924
Current tax receivable 6,241,191 - 6,241,191
Trade and other receivables 339,314,594 - 339,314,594
Cash and cash equivalents 580,302,053 - 580,302,053
1,101,310,762 - 1,101,310,762
Total assets 2,125,615,577 95,687,859 2,221,303,436
Equity and liabilities
Equity attributable to equity holders of parent
Foreign currency translation reserve (515,614) - (515,614)
Other invested equity (a) 464,170,919 84,086,044 548,256,963
Total invested equity attributable to Parent entities
463,655,305 84,086,044 547,741,349
Non-controlling interest 2,789,070 - 2,789,070
Total equity 466,444,375 84,086,044 550,530,419
Non-current liabilities
Loans from financial institutions 413,478,065 - 413,478,065
Operating lease liability - long-term (b) - 5,512,830 5,512,830
Deferred tax 90,089,089 - 90,089,089
503,567,154 5,512,830 509,079,984
Current liabilities
Loans from financial institutions 536,189,657 - 536,189,657
Current tax payable 9,472,370 - 9,472,370
Operating lease liability - current (b) - 6,894,104 6,894,104
Trade and other payables 609,941,943 (805,119) 609,136,824
Bank overdraft 78 - 78
1,155,604,048 6,088,985 1,161,693,033
Total liabilities 1,659,171,202 11,601,815 1,670,773,017
Total equity and liabilities 2,125,615,577 95,687,859 2,221,303,436

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021

Statement of Financial Position as at 28 February 2021
IFRS for SMEs US GAAP
Figures in Rand Note 2021 Adjustments 2021
Assets
Non-current assets
Property, plant and equipment 269,354,718 - 269,354,718
Operating lease right-of-use (b) - 11,556,222 11,556,222
Goodwill (a) 369,476,330 43,033,118 412,509,448
Intangible assets 434,125,522 - 434,125,522
Investments in associates 1,006,129 - 1,006,129
Loans to shareholders 844,046 - 844,046
Deferred tax 8,649,749 - 8,649,749
1,083,456,494 54,589,340 1,138,045,834
Current assets
Inventories 166,868,090 - 166,868,090
Current tax receivable 1,454,847 - 1,454,847
Trade and other receivables 222,965,461 - 222,965,461
Cash and cash equivalents 490,922,551 - 490,922,551
882,210,949 - 882,210,949
Total assets 1,965,667,443 54,589,340 2,020,256,783
Equity and liabilities
Equity attributable to equity holders of parent
Foreign currency translation reserve (130,282) - (130,282)
Other invested equity (a) 377,482,093 43,033,118 420,515,211
Total invested equity attributable to Parent entities
377,351,811 43,033,118 420,384,929
Non-controlling interest 3,271,904 - 3,271,904
Total equity 380,623,715 43,033,118 423,656,833
Non-current liabilities
Loans from financial institutions 735,907,015 - 735,907,015
Finance lease obligation 10,994 - 10,994
Operating lease liability - long-term (b) - 5,529,051 5,529,051
Deferred tax 104,697,320 - 104,697,320
840,615,329 5,529,051 846,144,380
Current liabilities
Loans from financial institutions 171,876,266 - 171,876,266
Current tax payable 5,641,771 - 5,641,771
Finance lease obligation 222,700 - 222,700
Operating lease liability - current (b) - 6,612,848 6,612,848
Trade and other payables 566,682,297 (585,677) 566,096,620
Bank overdraft 5,365 - 5,365
744,428,399 6,027,171 750,455,570
Total liabilities 1,585,043,728 11,556,222 1,596,599,950
Total equity and liabilities 1,965,667,443 54,589,340 2,020,256,783

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021

Notes
(a)
Goodwill is not amortized under US

GAAP,

and the adjustment is made to reverse

the goodwill amortization recognised under

IFRS for
SMEs.
(b)
Under US GAAP,

a company

is required

to determine

whether an arrangement

is a lease

at inception.

A lessee is

required to

classify a
lease as

an operating

or a

finance lease.

In respect

of leases

recognised as

operating leases,

right of-use

assets (“ROU”),

and operating
lease liabilities are recognised in the consolidated statements of financial position

.
A ROU asset represents the company’s

right to use an underlying

asset for the lease term and the

lease liabilities represent its obligation
to make lease payments arising from the lease arrangement. Operating lease ROU assets and liabilities are recognized at commencement
date based on

the present value

of lease payments

over the lease term.

As most of the

company’s

leases do not

provide an implicit

rate,
the company

generally

uses its

incremental

borrowing

rate based

on the

estimated rate

of interest

for

collateralized

borrowing

over a
similar term as the lease payments at commencement date. The operating lease ROU asset also includes any lease prepayments made and excludes lease incentives. The terms of the company’s lease arrangements may include options to extend or terminate the lease when it is reasonably certain that the company will exercise

that option. Lease expense for

lease payments is recognized on a

straight-line basis over
the lease term.
IFRS for

SMEs does

not require

the recording

of an

operating

lease ROU

and

operating lease

liability,

and

an adjustment

is made

to
record such amounts under US GAAP.

In recognising the ROU Connect accounted for all components in a lease arrangement as a single
combined lease component as permitted under

US GAAP. There is no tax implication arising from

this adjustment since the

lease expense
is still recognised on a straight-line basis over the lease term under

US GAAP.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021

Statement of Profit or Loss and Other Comprehensive

Income for the year ended 28 February 2022
IFRS for SMEs US GAAP
Figures in Rand Note 2022 Adjustments 2022
Revenue 5,151,666,378 - 5,151,666,378
Cost of sales (4,582,035,806) - (4,582,035,806)
Gross profit 569,630,572 - 569,630,572
Other income 53,006,700 - 53,006,700
Operating expenses (a) (422,443,964) 41,052,926 (381,391,038)
Operating profit 200,193,308 41,052,926 241,246,234
Finance income 4,702,641 - 4,702,641
Interest paid (75,422,555) - (75,422,555)
Profit before taxation 129,473,394 41,052,926 170,526,320
Taxation (46,593,037) - (46,593,037)
Profit after tax 82,880,357 41,052,926 123,933,283
Profit for the year 82,880,357 41,052,926 123,933,283
Other comprehensive income (385,332) - (385,332)
Total comprehensive income for the year 82,495,025 41,052,926 123,547,951
Total comprehensive income/(loss)
Owners of the parent (a) 80,829,962 41,052,926 121,882,888
Non-controlling interest (a) 1,665,063 - 1,665,063
Total comprehensive income for the year 82,495,025 41,052,926 123,547,951
Profit/(loss) attributable to:
Owners of the parent (a) 81,215,294 41,052,926 122,268,220
Non-controlling interest (a) 1,665,063 - 1,665,063
82,880,357 41,052,926 123,933,283

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021

Statement of Profit or Loss and Other Comprehensive

Income for the year ended 28 February 2021
IFRS for SMEs US GAAP
Figures in Rand Note 2021 Adjustments 2021
Revenue 4,234,613,920 - 4,234,613,920
Cost of sales (3,819,036,705) - (3,819,036,705)
Gross profit 415,577,215 - 415,577,215
Other income 49,317,766 - 49,317,766
Operating expenses (a) (334,979,310) 41,201,420 (293,777,890)
Operating profit 129,915,671 41,201,420 171,117,091
Finance income 2,619,368 - 2,619,368
Interest paid (72,034,566) - (72,034,566)
Profit before taxation 60,500,473 41,201,420 101,701,893
Taxation (26,393,762) - (26,393,762)
Profit after tax 34,106,711 41,201,420 75,308,131
Profit for the year 34,106,711 41,201,420 75,308,131
Net loss (130,282) - (130,282)
Total comprehensive income for the year 33,976,429 41,201,420 75,177,849
Total comprehensive income/(loss)
Owners of the parent (a) 34,523,163 41,201,420 75,724,583
Non-controlling interest (a) (546,734) - (546,734)
Total comprehensive income for the year 33,976,429 41,201,420 75,177,849
Profit/(loss) attributable to:
Owners of the parent (a) 34,653,445 41,201,420 75,854,865
Non-controlling interest (a) (546,734) - (546,734)
34,106,711 41,201,420 75,308,131
Notes
(a)
Goodwill is not amortized under US

GAAP,

and the adjustment is made to reverse

the goodwill amortization recognised under

IFRS for
SMEs.

Connect
Combined Audited Financial Statements for the years ended 28 February

2022 and 2021
Notes to the Combined Financial Statements for the years ended 28 February 2022 and

2021

Statement of Cash Flows for the years ended 28 February 2022 and 28 February

2021
No significant

adjustments were

required to

the statement

of cash

flows if

U.S. GAAP

had been

applied instead

of IFRS

for

SMEs.

The
following was noted with regard to the adjustments above:
The reversal of goodwill amortization will have no net impact on the Cash generated from operations as the increase in profit before taxation
will be offset by

the absence of a corresponding

adjustment for non-cash items.

The recognition of an

operating lease right of

use asset and
lease liability in accordance with US GAAP will not require significant adjustment to the Statement of Cash Flows.
ASC 842 requires

lessees to report the

single expense associated with

an operating lease as

an operating activity and

operating lease payments
should be

classified as operating

activities. Under

ASC 842, both

a right-of-use asset

and lease liability

are recorded

as separate line

items
on the

balance sheet

for operating

leases. Changes

in right-of-use

assets and

lease liabilities

arising from

lease expense

would be

reported
separately consistent

with the

balance sheet

presentation, by

presenting the

amortization of

the right-of-use

asset as a

non-cash adjustment
from net

income and

the change in

the lease liability

due to

cash payments

as a change

in operating

assets and liabilities.

This is therefore
consistent with

the existing

treatment under

IFRS for

SMEs where

the cash

flow impact

of operating

leases is

presented within

operating
activities.
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